Exhibit 12(b)

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Laura F. Fergerson, Chief Executive Officer of the FRANKLIN VALUE INVESTORS TRUST (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1. The periodic report on Form N-CSR of the Registrant for the period ended 10/31/2009 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: 12/28/2009


                            S\LAURA F. FERGERSON

                            Laura F. Fergerson
                            Chief Executive Officer - Finance and Administration

                                                                   Exhibit 12(b)



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Matthew T. Hinkle, Chief Financial Officer of the FRANKLIN VALUE INVESTORS TRUST (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1. The periodic report on Form N-CSR of the Registrant for the period ended 10/31/2009 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: 12/28/2009


                            S\MATTHEW T. HINKLE

                            Matthew T. Hinkle
                            Chief Financial Officer and Chief Accounting Officer